SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report: January 15, 2010

AVATECH SOLUTIONS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31265	84-1035353
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number)

10715 Red Run Boulevard, Suite 101, Owings Mills, Maryland 21117

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (410) 581-8080

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 1.01.	Entry into a Material Definitive Agreement

On January 15, 2010, Avatech Solutions, Inc. (“Registrant”) entered into a Value Added Reseller Agreement (“the Agreement”) with its primary software supplier, Autodesk, Inc. The Agreement is effective February 1, 2010 and has an initial term of twelve months and shall automatically renew on an annual basis for two additional twelve month periods unless terminated by either party pursuant to the terms of the Agreement. The Agreement prescribes the terms and conditions under which Avatech Solutions, Inc. is designated as an authorized reseller of Autodesk software and services. Among the key terms in the Agreement are the authorized sales territories, authorized products and services, rebate and incentive program details and marketing support.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit 10.1	Value Added Reseller Agreement dated February 1, 1010 (filed herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AVATECH SOLUTIONS, INC.

Date:	January 15, 2010	By:	/S/ LAWRENCE RYCHLAK
Lawrence Rychlak
President and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

10.1	Value Added Reseller Agreement dated February 1, 2010 (filed herewith)